SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2011

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (860) 226-6000
Registrant’s facsimile number, including area code: (860) 226-6741

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Bertram L. Scott, President U.S. Commercial Markets, will be leaving the Company.  The effective date of Mr. Scott's departure has not yet been determined, but is expected to occur prior to December 31, 2011.  The terms of the Separation Agreement between the Company and Mr. Scott will be disclosed on Form 8-K when they have been determined.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: November 21, 2011	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and
General Counsel